GUIDESTONE FUNDS
Supplement dated September 30, 2025
to
Prospectus and Summary Prospectus each dated May 1, 2025,
for the Medium-Duration Bond Fund, Defensive Market Strategies® Fund, Small Cap Equity Fund
and International Equity Fund
This supplement provides new information beyond that contained in the Prospectus and Summary Prospectus. It should be retained and read in conjunction with the Prospectus and Summary Prospectus.
I.  PORTFOLIO MANAGER UPDATE FOR THE MEDIUM-DURATION BOND FUND
Effective July 29, 2025, Ashish Shah, Managing Director and Chief Investment Officer of Goldman Sachs Asset Management, L.P. (“GSAM”), no longer serves as a portfolio manager for GSAM’s assigned portion of the Medium-Duration Bond Fund. All references to Mr. Shah are deleted in their entirety.
II. PORTFOLIO MANAGER UPDATE FOR THE DEFENSIVE MARKET STRATEGIES® FUND
Effective July 1, 2025, Thomas Whitley, Senior Vice President and Portfolio Manager of Shenkman Capital Management, Inc. (“Shenkman”), began serving as a portfolio manager to the firm’s assigned portion of the Defensive Market Strategies® Fund (“DMSF”).
In the section “Sub-Advisers and Portfolio Managers" for the DMSF, on page 110, the disclosure for Shenkman is deleted in its entirety and replaced with the following:

Shenkman Capital Management, Inc.
Jordan Barrow Senior Vice President, Co-Head of Liquid Credit and Portfolio Manager	Since July 2015
Jeffrey Gallo Senior Vice President, Co-Head of Liquid Credit and Portfolio Manager	Since July 2022
Mark R. Shenkman President	Since September 2011
Justin W. Slatky Executive Vice President and Chief Investment Officer	Since October 2016
Thomas Whitley Senior Vice President and Portfolio Manager	Since July 2025
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Under the heading “Sub-Advisers” for the DMSF, beginning on page 220, the disclosure for Shenkman is deleted in its entirety and replaced with the following:
Shenkman Capital Management, Inc. (“Shenkman”), 151 West 42nd Street, 29th Floor, New York, New York 10036: Shenkman is an independently owned, registered investment adviser founded in July 1985 by Mark R. Shenkman, President. Since its inception, Shenkman’s business has been focused on researching and investing across the entire capital structure of highly leveraged companies through in-depth, bottom-up, fundamental credit analysis. As of June 30, 2025, the firm had assets under management of approximately $36.6 billion, which includes $3.3 billion managed by an affiliate. Shenkman employs a team approach to portfolio management. Justin W. Slatky, Executive Vice President and Chief Investment Officer, is responsible for setting strategies and direction with respect to the firm’s investment-related activities. Mr. Shenkman has ultimate responsibility with respect to the firm’s operations, including its strategic direction, client relationships and investment program. The primary day-to-day oversight responsibilities of the portion of the Defensive Market Strategies Fund assigned to Shenkman are conducted by Messrs. Shenkman and Slatky. The primary day-to-day management of the portion of the Defensive Market Strategies Fund assigned to Shenkman is conducted by Jordan Barrow, Senior Vice President, Co-Head of Liquid Credit and Portfolio Manager, Jeffrey Gallo, Senior Vice President, Co-Head of Liquid Credit and Portfolio Manager, and Thomas Whitley, Senior Vice President and Portfolio Manager. Messrs. Slatky, Barrow, Gallo and Whitley have all been with the firm for more than five years.
III.  SUB-ADVISER CHANGE OF CONTROL FOR THE SMALL CAP EQUITY FUND
Effective on or about November 1, 2025, or as soon as practicable thereafter, Nomura Holding America Inc. is expected to acquire the U.S. and European public investments asset management business of Macquarie Asset Management, which includes Delaware Investments Fund Advisers (“DIFA”), a series of Macquarie Investment Management Business Trust. Upon the closing of the acquisition, it is expected that DIFA’s name will be updated to Nomura Investments Fund Advisers (“NIFA”), a series of Nomura Investment Management Business Trust. No material changes to the nature, extent or quality of the sub-advisory services that DIFA, to be NIFA, provides to the Small Cap Equity Fund (“SCEF”) are anticipated as a result of the acquisition.
In the section “Sub-Advisers and Portfolio Managers” for the SCEF, beginning on page 160, the disclosure for DIFA is deleted in its entirety and replaced with the following:

Nomura Investments Fund Advisers[1]
Christopher S. Adams, CFA Managing Director and Senior Portfolio Manager – U.S. Core Equity	Since September 2018
Michael S. Morris, CFA Managing Director and Senior Portfolio Manager – U.S. Core Equity	Since September 2018
Donald G. Padilla, CFA Managing Director and Senior Portfolio Manager – U.S. Core Equity	Since September 2018
David E. Reidinger Managing Director and Head of U.S. Core Equity	Since September 2018
Christina Van Het Hoen Senior Vice President and Portfolio Manager – U.S. Core Equity	Since July 2024
(1)
Formerly known as Delaware Investments Fund Advisers ("DIFA"). Service includes tenure with DIFA.
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Under the heading “Sub-Advisers” for the SCEF, beginning on page 225, the disclosure for DIFA is deleted in its entirety and replaced with the following:
Nomura Investments Fund Advisers (“NIFA”), 100 Independence, 610 Market Street, Philadelphia, Pennsylvania, 19106: NIFA is a series of Nomura Investment Management Business Trust (“NIMBT”), a Delaware statutory trust which is registered with the SEC as an investment adviser. Nomura Asset Management is part of the Investment Management Division of the Nomura Group, providing integrated public and private market asset management services across equities, fixed income, private credit and multi-asset solutions to intermediary and institutional clients. Nomura Asset Management primarily operates through several distinct investment managers, which include NIMBT and its NIFA series. The Core Equity Team manages the firm's assigned portion of the Small Cap Equity Fund. The team is led by David E. Reidinger, Managing Director and Head of U.S. Core Equity. The other members of the team are Christopher S. Adams, CFA, Michael S. Morris, CFA, Donald G. Padilla, CFA, and Christina Van Het Hoen. Messrs. Adams, Morris and Padilla, who each hold the title of Managing Director and Senior Portfolio Manager - U.S. Core Equity, have each served as portfolio managers of the firm for at least five years. Ms. Van Het Hoen holds the title of Senior Vice President and Portfolio Manager - U.S. Core Equity, and began servicing as portfolio manager for the Small Cap Equity Fund in July 2024. Ms. Van Het Hoen joined NIFA (f/k/a Delaware Investments Fund Advisers) in July 2021 as a Vice President and Senior Equity Analyst, and prior to NIFA, she was a Fixed Income Associate at Capital Group, where she served for more than five years.
IV.  PORTFOLIO MANAGER UPDATES FOR THE SMALL CAP EQUITY FUND
Effective July 1, 2025, Greg J. Vasse, Partner and Portfolio Manager/Analyst of TimesSquare Capital Management, LLC (“TSCM”), began serving as a portfolio manager to the firm’s assigned portion of the SCEF.
In addition, effective March 31, 2026, Kenneth Duca, CFA, Partner and Portfolio Manager/Analyst, will retire and will no longer serve as a portfolio manager for TSCM. Upon retirement, all references to Mr. Duca will be deleted in their entirety.
In the section “Sub-Advisers and Portfolio Managers” for the SCEF, beginning on page 160, the disclosure for TSCM is deleted in its entirety and replaced with the following:

TimesSquare Capital Management, LLC
Grant Babyak Chief Executive Officer and Portfolio Manager	Since August 2002
Kenneth Duca, CFA(1) Partner and Portfolio Manager/Analyst	Since December 2007
David Ferriero, Ph.D. Partner and Portfolio Manager/Analyst	Since May 2024
Greg J. Vasse Partner and Portfolio Manager/Analyst	Since July 2025

(1) Effective March 31, 2026, Kenneth Duca, CFA, will retire and will no longer serve as a portfolio manager to the SCEF.
iii

Under the heading “Sub-Advisers” for the SCEF, beginning on page 225, the disclosure for TSCM is deleted in its entirety and replaced with the following:
TimesSquare Capital Management, LLC (“TSCM”), 75 Rockefeller Plaza, 30th Floor, New York, New York 10019: TSCM is a registered investment adviser with a focus on institutional clients. The firm, which was formed in November 2004 to succeed the growth equity investment advisory business of the firm’s predecessor, TimesSquare Capital Management, Inc., had assets under management of approximately $8.4 billion as of June 30, 2025. TSCM integrates a highly experienced team of investment specialists and time-tested strategies, driven by internally generated research, into one dynamic organization. Grant Babyak, Chief Executive Officer and Portfolio Manager, Kenneth Duca, CFA, Partner and Portfolio Manager/Analyst (who is expected to retire effective March 31, 2026), David Ferriero, Ph.D., Partner and Portfolio Manager/Analyst, and Greg J. Vasse, Partner and Portfolio Manager/Analyst, are jointly and primarily responsible for an assigned portion of the Small Cap Equity Fund. Both Messrs. Babyak and Duca have been with TSCM for over 20 years and have over 30 years of investment experience. Dr. Ferriero has been with TSCM for nine years and has 18 years of investment experience. Mr. Vasse has been with TSCM for 17 years and has 21 years of investment experience.
V.  PORTFOLIO MANAGER UPDATE FOR THE INTERNATIONAL EQUITY FUND
Effective June 30, 2026, Daniel Ling, Investment Officer of MFS Institutional Advisors, Inc. (“MFSI”), will retire and will no longer serve as a portfolio manager to MFSI’s assigned portion of the International Equity Fund. Upon retirement, all references to Mr. Ling will be deleted in their entirety.
PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE
iv

GUIDESTONE FUNDS
Supplement dated September 30, 2025
to
Statement of Additional Information (“SAI”) dated May 1, 2025
This supplement provides new information beyond that contained in the SAI. It should be retained and read in conjunction with the SAI.
I.  CHANGES TO MANAGEMENT OF THE FUNDS
Effective October 1, 2025, Brandon Waldeck will no longer serve as AML Compliance Officer of GuideStone Funds (“the Trust”). All references to Mr. Waldeck are deleted in their entirety.
Effective October 1, 2025, the SAI is hereby amended to add Tammy Harp as Chief Compliance Officer and AML Compliance Officer of the Trust.
In addition, effective October 1, 2025, all references to Matthew A. Wolfe, Chief Compliance Officer and Chief Legal Officer, are deleted in their entirety and replaced with Matthew A. Wolfe, Chief Legal Officer.
Under the section entitled Information About Each Director’s Qualifications, Experience, Attributes or Skills, beginning on page 58, in the “Officers Who Are Not Directors” section of the directors and officers table, Ms. Harp is added in alphabetical order, and the disclosure for Mr. Wolfe is deleted in its entirety and replaced with the following:
Name (Year of Birth), Address and Position(s) with Trust	Term of Office and Length of Time Served[1]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Director	Other Trusteeships/ Directorships Held by Director During Past 5 Years[2]
OFFICERS WHO ARE NOT DIRECTORS[3]
Tammy Harp (1970) 5005 Lyndon B. Johnson Freeway Suite 2200 Dallas, TX 75244-6152 Chief Compliance Officer and AML Compliance Officer	Since 2025	Senior Manager, Mutual Funds Compliance, GuideStone Financial Resources, 2023 – present; Chief Compliance Officer, CH Investment Partners, L.L.C., 2019 –2023.	N/A	N/A
Matthew A. Wolfe (1982) 5005 Lyndon B. Johnson Freeway Suite 2200 Dallas, TX 75244-6152 Chief Legal Officer	Since 2017[4]
Managing Director, Investments
Compliance, Legal & Risk
Management, GuideStone
Financial Resources, 2020 –
present; Associate Counsel –
Investment and Corporate
Services, GuideStone Financial
Resources, 2015 –2020.
			N/A	N/A
(1)
Each Independent Director serves until his or her resignation, removal or mandatory retirement. Each Interested Director serves until his or her resignation, removal or mandatory retirement or until he or she ceases to be a member of the Board of Trustees of GuideStone Financial Resources, if applicable. All Directors must retire at the end of the calendar year in which they attain the age of 80. Officers serve at the pleasure of the Board of Directors.
(2)
Directorships not included in the Trust complex that are held by a director in any company with a class of securities registered pursuant to section 12 of the Securities Exchange Act of 1934 or any company registered as an investment company under the 1940 Act.
(3)
The officers of the Trust are affiliates of the Adviser due to their positions with the Adviser, GuideStone Financial Resources, GuideStone Investment Services and/or GuideStone Resource Management, Inc.
(4)
Mr. Wolfe has served as Chief Legal Officer since 2017, and from 2020 to 2025, he served as Chief Compliance Officer and Chief Legal Officer.
i

II.  SUB-ADVISER CHANGE OF CONTROL FOR THE SMALL CAP EQUITY FUND
Effective on or about November 1, 2025, or as soon as practicable thereafter, Nomura Holding America Inc. is expected to acquire the U.S. and European public investments asset management business of Macquarie Asset Management, which includes Delaware Investments Fund Advisers (“DIFA”), a series of Macquarie Investment Management Business Trust. Upon the closing of the acquisition, it is expected that DIFA’s name will change to Nomura Investments Fund Advisers (“NIFA”), a series of Nomura Investment Management Business Trust. No material changes to the nature, extent or quality of the sub-advisory services that DIFA, to be NIFA, provides to the Small Cap Equity Fund (“SCEF”) are anticipated as a result of the acquisition. Upon close of the acquisition, all references to DIFA are deleted in their entirety and replaced with NIFA.
In the section entitled Control Persons of Sub-Advisers, the disclosure pertaining to DIFA for the SCEF, on page 77, is deleted in its entirety and replaced with the following:
Nomura Investments Fund Advisers (“NIFA”), 100 Independence, 610 Market Street, Philadelphia, Pennsylvania, 19106: NIFA is a series of Nomura Investment Management Business Trust (“NIMBT”), which is a Delaware statutory trust. NIMBT is a subsidiary of Nomura Holding America Inc. (“NHA”). NHA is a wholly owned subsidiary of Nomura Holdings, Inc., a publicly traded Japanese company.
In the section disclosing Portfolio Manager Compensation, the disclosure pertaining to DIFA, on page 96, is deleted in its entirety and replaced with the following:
Nomura Investments Fund Advisers (“NIFA”). Each portfolio manager’s compensation consists of a combination of base salary, an incentive profit-share tied to performance and long-term equity. Salaries are determined by a comparison to industry data prepared by third parties to ensure that portfolio manager salaries are in line with salaries paid at peer investment advisory firms.
Each named portfolio manager is eligible to receive an annual cash bonus. The bonus pool is determined by the revenues associated with the products a portfolio manager manages. Various members of the team have the ability to earn a percentage of the bonus pool with the most senior contributor generally having the largest share. The pool is allotted based on subjective factors (50%) and objective factors (50%). The primary objective factor is the one-, three- and five-year performance of the funds managed relative to the performance of the appropriate Morningstar, Inc. peer groups and the performance of institutional composites relative to the appropriate indexes. Three- and five-year performance is weighted more heavily, and there is no objective award for a fund whose performance falls below the 50th percentile for a given period of time.
Individual allocations of the bonus pool are based on individual performance measurements, both objective and subjective, as determined by senior management.
Portfolio managers participate in retention programs for alignment of interest purposes.
●
A portion of a portfolio manager’s retained profit-share may be notionally exposed to the return of certain funds within Nomura Asset Management (“Nomura”) pursuant to the terms of a Notional Investment Plan. The retained amount will vest in equal tranches over a designated period after the date of investment.
●
A portion of a portfolio manager’s retained profit-share may be invested in a Nomura retained equity plan. Subject to vesting conditions, vesting and release of the shares occurs in a designated period after the date of investment.
In addition, portfolio managers may also participate in benefit plans and programs available generally to all similarly situated employees.

III.  CHANGES TO OTHER ACCOUNTS MANAGED
Effective July 29, 2025, Ashish Shah, Managing Director and Chief Investment Officer of Goldman Sachs Asset Management, L.P. (“GSAM”), no longer serves as a portfolio manager for GSAM’s assigned portion of the Medium-Duration Bond Fund. All references to Mr. Shah are deleted in their entirety.
Effective July 1, 2025, Thomas Whitley, Senior Vice President and Portfolio Manager of Shenkman Capital Management, Inc. (“Shenkman”), began serving as a portfolio manager to the firm’s assigned portion of the Defensive Market Strategies® Fund.
Effective July 1, 2025, Greg J. Vasse, Partner and Portfolio Manager/Analyst of TimesSquare Capital Management, LLC (“TSCM”), began serving as a portfolio manager to the firm’s assigned portion of the SCEF.
In addition, effective March 31, 2026, Kenneth Duca, CFA, Partner and Portfolio Manager/Analyst, will retire and will no longer serve as a portfolio manager for TSCM. Upon retirement, all references to Mr. Duca will be deleted in their entirety.
Effective June 30, 2026, Daniel Ling, Investment Officer of MFS Institutional Advisors, Inc. (“MFSI”), will retire and will no longer serve as a portfolio manager for MFSI's assigned portion of the International Equity Fund. Upon retirement, all references to Mr. Ling will be deleted in their entirety.

The Other Accounts Managed table, beginning on page 81, is amended as follows to incorporate portfolio manager updates for Shenkman and TSCM. The information is current as of December 31, 2024, unless indicated otherwise.
Sub-Advisers Portfolio Managers	Total number of other accounts managed by Portfolio Manager(s) within each category below and the total assets in the accounts managed within each category below.
For other accounts managed by Portfolio Manager(s) within each category below, number of accounts and the total assets in the accounts with respect to which the advisory fee is based on the performance of the account.

	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts		Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
	Number of Accounts	Total Assets ($mm)	Number of Accounts	Total Assets ($mm)	Number of Accounts	Total Assets ($mm)	Number of Accounts	Total Assets ($mm)	Number of Accounts	Total Assets ($mm)	Number of Accounts	Total Assets ($mm)
Shenkman Capital Management, Inc.
Jordan Barrow	2	$1,905	21	$5,700	108	$15,126	2	$1,905	15	$3,869	N/A	N/A
Jeffrey Gallo	2	$1,905	21	$5,700	108	$15,126	2	$1,905	15	$3,869	N/A	N/A
Mark R. Shenkman	2	$1,905	30	$9,503	131	$23,744	2	$1,905	22	$6,638	1	$6,370
Justin W. Slatky	2	$1,905	30	$9,503	131	$23,744	2	$1,905	22	$6,638	1	$6,370
Thomas Whitley(1)	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
TimesSquare Capital Management, LLC
Grant Babyak	3	$1,994	7	$2,291	36	$2,517	N/A	N/A	N/A	N/A	2	$71
Kenneth Duca, CFA(2)	2	$629	2	$1,081	14	$557	N/A	N/A	N/A	N/A	N/A	N/A
David Ferriero, Ph.D.	2	$629	2	$1,081	14	$557	N/A	N/A	N/A	N/A	N/A	N/A
Greg J. Vasse(1)	2	$595	3	$1,164	11	$317	N/A	N/A	N/A	N/A	N/A	N/A
(1)
As of June 30, 2025.
(2)
Effective March 31, 2026, Kenneth Duca, CFA, will retire and will no longer serve as a portfolio manager to the SCEF.

IV.  UPDATES TO PROXY VOTING GUIDELINES
Effective July 3, 2025, the description of GuideStone Capital Management's LLC proxy voting guidelines in “Appendix C - Description of GuideStone Capital Management, LLC's Proxy Voting Guidelines” are deleted in their entirety and replaced with the following:
Appendix C — Description of GuideStone Capital Management, LLC’s Proxy Voting Guidelines
Provided below is a description of the proxy voting guidelines of GuideStone Capital Management, LLC (the “Adviser”).
GENERAL PROXY VOTING GUIDELINES
The Adviser has adopted general guidelines for voting proxies as summarized below. In keeping with its fiduciary obligations, the Adviser reviews all proposals, even those that may be considered to be routine matters. Although these guidelines are to be followed as a general policy, in all cases each proxy and proposal (including both management and shareholder proposals) will be considered based on the relevant facts and circumstances on a case-by-case basis. The Adviser may deviate from the general policies and procedures when it determines that the particular facts and circumstances warrant such deviation to protect the best interests of the Funds and Fund shareholders. These guidelines cannot provide an exhaustive list of all the issues that may arise, nor can the Adviser anticipate all future situations. Corporate governance issues are diverse and continually evolving, and the Adviser devotes significant time and resources to monitor these changes.
THE ADVISER’S PROXY VOTING GUIDELINES
These guidelines have been reviewed by various members of the Adviser's organization, including portfolio management and the Adviser's officers.
In general, the Adviser will cast proxy votes FOR proposals that the Adviser reasonably believes encourage alignment of corporate actions with the Funds’ faith-based investing policy guidelines, in accordance with GuideStone Financial Resources stated policy, (“FBI policy”) so as to allow a Fund to continue to hold companies’ securities that the Adviser believes offer financial benefits to the Fund, and the Adviser will cast proxy votes AGAINST proposals having the opposite effect, or where the Adviser does not have adequate objective facts available to it to make a reasonably informed decision as to whether the proposal is in the best interest of the Fund.
The following guidelines reflect what the Adviser believes to be good corporate governance and behavior:
Board of Directors: The election of directors and an independent board are key to good corporate governance. Directors are expected to be competent individuals, and they should be accountable and responsive to shareholders. The Adviser supports independent boards of directors, and believes that boards should be sufficiently independent from management to ensure effective supervision of management, that board composition should ensure that boards are appropriately sized and that directors add value through specific skills. The Adviser believes that key committees such as audit, nominating and compensation committees should be comprised of independent directors. The Adviser believes that directors should be sufficiently responsive to investor input, and accountable to shareholders, including through transparency of the company’s governance practices and regular board elections.
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In evaluating its vote for directors, the Adviser will consider the individual’s qualifications, his or her ability to devote sufficient time to the board and his or her independence from management, as well as the overall composition of the board. As it relates to the composition of a board, the Adviser will consider current best practices and governance structures. Consideration will be given to the different qualifications and expertise of each director and the relevance of their experience to the company’s operations, how representative the board is of the company’s operations and other factors deemed relevant to that specific situation. Additionally, the Adviser will consider withholding votes from directors chairing or serving on committees which in its view have not been sufficiently responsive to shareholder concerns.
The Adviser will generally vote for director nominees, except under certain circumstances, including but not limited to those addressed herein. The Adviser will generally vote against management efforts to classify a board and will generally support proposals to declassify the board of directors. The Adviser will consider voting against or withholding votes from directors who have attended less than 75% of meetings without a valid reason. The Adviser will generally vote against or withhold from the directors, members of the governance committee or the full board if the company’s governing documents impose undue restrictions on shareholders’ ability to amend the bylaws. The Adviser will generally vote against or withhold from members of the audit committee if the company shows evidence of problematic audit-related practices, including poor accounting practices that rise to a level of serious concern. The Adviser will vote case-by-case on proposals on director and officer indemnification, liability protection and exculpation and will consider the stated rationale for the proposed change. In control situations, the Adviser will consider the specific circumstances of the situation. In general, the Adviser will focus on the protection of minority shareholder rights, and the history of the exercise of control by the controlling shareholder(s).
In the event of a contested election, the Adviser will review a number of factors in making a decision, including management’s track record, the company’s financial performance, qualifications of candidates on both slates and the strategic plan of the dissidents and/or shareholder nominees.
Audit-Related: The Adviser will closely scrutinize the independence, role and performance of auditors. On a case-by-case basis, the Adviser will examine proposals relating to non-audit services and non-audit fees, and proposals related to auditor indemnification and limitation of liability. The Adviser will vote against or withhold from members of an audit committee in situations where there is persuasive evidence that the audit committee entered into an inappropriate indemnification agreement with its auditor that limits the ability of the company, or its shareholders, to pursue legitimate legal recourse against the audit firm. The Adviser will vote against the ratification of auditors when there is clear and compelling evidence of a lack of independence, accounting irregularities or negligence attributable to the auditors.
Shareholder Rights and Defenses: The Adviser will vote case-by-case on advance notice proposals, giving support to those proposals which allow shareholders to submit proposals/nominations as close to the meeting date as reasonably possible. The Adviser will vote against proposals giving the board exclusive authority to amend the bylaws, and vote case-by-case on proposals giving the board the ability to amend the bylaws in addition to shareholders. The Adviser will generally vote for proposals to opt out of control share acquisition statutes unless doing so would enable the completion of a takeover that would be detrimental to shareholders, vote against proposals to amend the charter to include control share acquisition provisions and vote for proposals to restore voting rights to the control shares. The Adviser will generally vote for proposals to adopt anti-greenmail charter or bylaw amendments or otherwise restrict a company’s ability to make greenmail payments and will vote case-by-case on anti-greenmail proposals when they are bundled with other charter or bylaw amendments.
The Adviser generally supports proposals that require shareholder rights plans (“poison pills”) to be subject to a shareholder vote. The Adviser will closely evaluate shareholder rights plans, including management proposals to ratify a shareholder rights plan, on a case-by-case basis, to determine whether or not they warrant support. The

Adviser will vote case-by-case on proposals regarding proxy voting mechanics, taking into consideration whether implementation of the proposal is likely to enhance or protect shareholder rights. Specific issues covered under the policy include, but are not limited to, confidential voting of individual proxies and ballots, confidentiality of running vote tallies and the treatment of abstentions and/or broker non-votes in the company’s vote-counting methodology. While a variety of factors may be considered in each analysis, the guiding principles are transparency, consistency and fairness in the proxy voting process. The Adviser will generally vote against proposals to require a supermajority shareholder vote. The Adviser will vote case-by-case on proposals to adopt fair price provisions, evaluating factors such as the vote required to approve the proposed acquisition, the vote required to repeal the fair price provision and the mechanism for determining the fair price. The Adviser will generally vote against fair price provisions with shareholder vote requirements greater than a majority of disinterested shares. The Adviser will review a company’s proposal to reincorporate to a different state on a case-by-case basis taking into consideration financial and corporate governance concerns, including reason for incorporation, comparison of company’s governance practices and provisions prior to and following reincorporation and comparison of corporation laws of original state and destination state. The Adviser will support reincorporation when the economic factors outweigh any neutral or negative governance changes. The Adviser will generally support strong rights for shareholders as it relates to calling special meetings and acting by written consent.
Capital/Restructuring: The Adviser realizes that a company’s financing decisions have a significant impact on its shareholders, particularly when they involve the issuance of additional shares of common or preferred stock or the assumption of additional debt. The Adviser will carefully review, on a case-by-case basis, proposals by companies to increase authorized shares and the purpose for the increase. The Adviser will generally not vote in favor of dual-class capital structures unless the company discloses a compelling reason for the dual-class structure, such as the intention to use the new class for financing purposes with minimal or no dilution to current shareholders in both the short and long term. The Adviser will vote on a case-by-case basis on proposals to increase the number of authorized shares of preferred stock that are used for general corporate purposes, but will generally vote against the issuance of preferred shares if the company discloses no specific use for the shares. The Adviser will review proposals seeking preemptive rights on a case-by-case basis, taking into consideration the size of the company, the shareholder base and the liquidity of the stock.
Management and Director Compensation: A company’s equity-based compensation plan should be in alignment with the performance of the company, with emphasis on long-term shareholder value. The Adviser evaluates plans on a case-by-case basis by considering several factors to determine whether the plan is fair and reasonable. The Adviser will generally oppose plans that have the potential to be excessively dilutive and will almost always oppose plans that are structured to allow the repricing of underwater options or plans that have an automatic share replenishment (“evergreen”) feature. The Adviser will generally support employee stock option plans in which the purchase price is at least 85% of fair market value, the offering period is 27 months or less and when potential dilution is 10% or less.
Severance compensation arrangements will be reviewed on a case-by-case basis, although the Adviser will generally oppose “golden parachutes” that are considered excessive or include tax gross-ups.
The Adviser will generally support holding say-on-pay votes annually. The Adviser will consider ISS’s analysis of the plan, the alignment of pay and performance, the overall structure of the plan, the metrics used to judge performance and management performance. The Adviser will generally seek strong disclosure of the basis and rationale for pay decisions. Any discretionary elements of the compensation plan will be reviewed on the basis of sound judgement. Repricing of compensation awards, retroactive adjustments favoring management or any other provision or practice deemed to be egregious and present a significant risk to investors will lead to strong consideration of a vote against the compensation decision.

Social and Environmental Issues: The Adviser believes that environmental and social issues can have significant impact on a company’s performance over time. Companies may face significant financial, legal and reputational risks resulting from environmental and social practices, or negligent oversight of environmental and social issues. Appropriate oversight and handling of such issues can benefit corporate culture and performance over time.
The Adviser will generally vote case-by-case, examining whether implementation of the proposal is likely to enhance or protect shareholder value, while seeking to encourage alignment of corporate actions with the FBI policy.
The Adviser will generally vote case-by-case on proposals seeking a company’s endorsement of principles that support a particular public policy position. The Adviser will consider whether the principles align with its Christian values, whether the principles is in the best interest of shareholders and whether endorsing the set of principles may require a company to take a stand on an issue that is beyond its own control and may limit its flexibility with respect to future developments.
The Adviser will generally vote against proposals restricting a company from making charitable contributions. The Adviser will generally vote case-by-case on proposals requesting a report on company or company supplier labor and/or human rights standards and policies, unless such information is already publicly disclosed, and will generally vote case-by-case on proposals requesting that a company conduct an assessment of the human rights risks in its operations or in its supply chain, or report on its human rights risk assessment process. The Adviser will generally vote for shareholder proposals seeking to limit the sale of tobacco, alcohol, gambling services, tetrahydrocannabinol (THC) products and conscious altering products and will vote for shareholder proposals that seek a review of a company’s involvement with pornography. The Adviser will vote for resolutions supporting stronger governance in healthcare companies, vote for proposals increasing transparency of lending practices and vote for proposals asking for reports on company policies related to the sale of mature-rated video games. The Adviser will vote on shareholder proposals that address sanctity of life issues in a manner consistent with the biblical principles of the Southern Baptist Convention on abortion and sanctity of life issues. The Adviser will generally vote in support of resolutions that foster a culture of respect for people who hold diverse religious and ideological viewpoints in all aspects of their business.
PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE